UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2022

Qualigen Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37428	26-3474527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2042 Corte Del Nogal, Carlsbad, California 92011

(Address of principal executive offices) (Zip Code)

(760) 918-9165

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	QLGN	The Nasdaq Capital Market of The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 25, 2022, Qualigen Therapeutics, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) to consider the proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 13, 2022 (the “Proxy Statement”). The final results for each of the matters voted on at the Annual Meeting were as follows:

1. Election of Seven Director Nominees:

	Votes For	Votes Withheld	Broker Non-Votes
Michael Poirier	8,188,465	2,019,864	9,622,209
Amy Broidrick	8,033,490	2,174,839	9,622,209
Richard David	8,849,031	1,359,298	9,622,209
Sidney Emery, Jr.	8,857,892	1,350,437	9,622,209
Matthew Korenberg	8,870,208	1,338,121	9,622,209
Kurt Kruger	8,772,747	1,435,582	9,622,209
Ira Ritter	8,593,699	1,614,630	9,622,209

Each director nominee was elected to serve as a director until the Company’s annual meeting of stockholders in 2023, or until such person’s successor is duly elected and qualified or until such person’s earlier resignation, death, or removal.

2. Proposal to ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022:

Votes For	Votes Against	Votes Abstaining
16,826,464	1,378,329	1,625,745

The proposal was approved.

3. Proposal to approve the 2022 Employee Stock Purchase Plan:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
8,157,359	1,947,694	103,276	9,622,209

The proposal was approved.

4. Proposal to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a ratio within a range of 1-for-5 to 1-for-10, as determined by our board of directors:

With respect to Proposal No. 4 included in the Proxy Statement, on the basis of the approval of Proposal 5 described below, the Annual Meeting was adjourned before voting on the proposal in order to allow the Company additional time to solicit proxies for the proposal. The Annual Meeting was adjourned until September 23, 2022, at 10:00 a.m. Pacific Time. Only stockholders of record on the record date of July 5, 2022, are entitled to vote at the adjourned meeting.

5. Proposal to adjourn the Annual Meeting to a later date, or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve Proposal 4:

Votes For	Votes Against	Votes Abstaining
13,682,146	6,038,516	109,876

The proposal was approved.

6. Proposal to approve, on a non-binding, advisory basis, the compensation of our named executive officers:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
7,352,930	2,538,337	317,062	9,622,209

The proposal was approved.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALIGEN THERAPEUTICS, INC.

Date: August 26, 2022	By:	/s/ Michael S. Poirier
Michael S. Poirier, Chairman and Chief Executive Officer